Exhibit 10.24(b)

PROMISSORY NOTE

Borrowers:	Lender:

Vintage Wine Estates, Inc.	Leslie G. Rudd Living Trust
205 Concourse Blvd.	2416 E. 37th Street North
Santa Rosa, CA 95403	Wichita, Kansas 67219

Grove Acquisition, LLC
205 Concourse Blvd.
Santa Rosa, CA 95403

Girard Winery, LLC
205 Concourse Blvd.
Santa Rosa, CA 95403

Mildara Blass, Inc.
205 Concourse Blvd.
Santa Rosa, CA 95403

MasterClass Marketing, LLC
205 Concourse Blvd.
Santa Rosa, CA 95403

Sales Pros, LLC
205 Concourse Blvd.
Santa Rosa, CA 95403

Maximum Principal Amount: Up to $9,000,000	Date of Note: January 2, 2018

1.                                      PROMISE TO PAY.  Vintage Wine Estates, Inc., a California corporation, Grove Acquisition, LLC, a California limited liability company, Girard Winery LLC, a California limited liability company, Mildara Blass Inc., a California corporation, MasterClass Marketing, LLC, a California limited liability company, and Sales Pros, LLC, a California limited liability company a Minnesota limited liability company (each, a “Borrower” and collectively, “Borrower”), promise to pay to Leslie G. Rudd Living Trust U/A/D March 31, 1999 (“Lender”), or order, in lawful money of the United States of America, the principal amount of up to Nine Million Dollars ($9,000,000), or so much as may be the advanced and outstanding principal balance hereunder from the date hereof, until paid in full.

2.                                      LINE OF CREDIT.  This Note constitutes a revolving line of credit, and is subject to the terms and conditions of the Credit Agreement of even date herewith among Lender and Borrower (the “Credit Agreement”), which by reference is made a part hereof.  The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by the internal records of Lender, including periodic computer printouts.  Each endorsement or other record of an advance hereunder shall designate the date of the advance and the amount advanced by Lender.  Lender shall have no obligation to advance funds under this

Note and under the terms of the Credit Agreement if (a) Borrower is in default under the terms of this Note or the Credit Agreement, and written notice of such default has been given to Borrower, or (b) Lender, in Lender’s reasonable good faith discretion, determines that Borrower has suffered a materially adverse change in its financial condition, as such condition existed on the date of this Note, and such materially adverse change is continuing, and has notified Borrower of its determination prior to receiving a request to advance funds.

3.                                      PAYMENT.  The outstanding principal and interest shall be paid by Borrower as follows in full no later than the first anniversary of the date of this Note (the “Maturity Date”), unless Lender agrees to extend the maturity date to a later date in writing in its sole and absolute discretion.  Borrower agrees to pay Lender at the addresses shown above for Lender, or at such other place as Lender may designate in writing.  Unless otherwise agreed or required by applicable law, all payments hereunder will be applied first to any unpaid collection costs and late charges accrued, then to unpaid interest, and then to principal.  Any payments of principal hereunder shall be applied to the oldest advances first, and in proportion to the respective amounts advanced by the Lender to the extent they are being repaid.

4.                                      INTEREST.  Interest on the advanced but unpaid principal hereunder shall accrue at a rate equal to the prime rate of interest (as hereinafter defined) plus four percent (4%) (the “Primary Rate”), computed on a three hundred sixty (360)-day year, with the interest rate being adjusted for all outstanding Advances as of the first day of each calendar quarter.  For purposes of this Note, “prime rate” means the rate of interest published as the prime rate of interest by the Wall Street Journal, or any successor entity if it ceases to exist, as determined and adjusted as of the first day of each calendar quarter during the term of this Note.  Any amount of principal and/or accrued interest on this Note that is not paid when due, shall, without notice and until such amount is paid in full, bear interest at the Primary Rate plus five percent (5%) (the “Default Rate”).  In the event of an acceleration of this Note as provided in Section 7, the entire principal balance and accrued interest under this Note shall bear interest at the Default Rate from the date of such acceleration.

5.                                      PREPAYMENT.  Borrower may pay at any time, but upon thirty (30) days’ written notice to lender, without penalty, all or any portion of the amount owed hereunder in accordance with the payment priorities described in Section 3 above.  Subject to the terms hereof, Borrower may during the Term of this Note, and subject to the terms of the Note and the Credit Agreement, re-borrow funds that have been paid down on this Note.

6.                                      CONVERSION.  Lender has the right, at Lender’s option, at any time within the Conversion Period (as defined below), to convert this Note, in whole or in part, into fully paid shares of common stock of Vintage Wine Estates, Inc. or its successor, assignee or transferee (the “Conversion Shares”), which Vintage Wine Estates, Inc. has agreed to create and issue promptly upon receipt of notice from Lender of its intent to convert this Note.  The number of Conversion Shares into which this Note may be converted shall be determined by dividing the principal amount and, at the Lender’s option, accrued interest by the Conversion Price (as defined below).  The “Conversion Period” shall mean (i) thirty (30) days prior to the Maturity Date, (ii) thirty days following Lender’s receipt of written notice from Borrower that Borrower intends to prepay all or a part of the amounts outstanding under this Note, or (iii) thirty days

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following any Event of Default (as defined in the Credit Agreement) or change in the control, ownership or management of Vintage Wine Estates, Inc.  The “Conversion Price” shall mean, at Lender’s election, either the (i) price per share offered by AGR Partners, LLC in that certain correspondence from AGR dated November 17, 2017 (approximately $24.50); or (ii) the price per share of any new shares of stock of Vintage Wine Estates, Inc. after the date of this Note.  If the price per share is deemed to be significantly below fair market value, an adjustment will be made to comply with Treasury Regulation 1.136101(l)(4)(iii).

To exercise the conversion option described above, Lender shall provide Vintage Wine Estates, Inc. with written notice of its election and shall state therein the amount of the unpaid principal and accrued interest of this Note to be converted and the name or names in which the certificate or certificates for Conversion Shares are to be issued.  Vintage Wine Estates, Inc. shall, as soon as practicable thereafter, issue and deliver to Lender a certificate or certificates for the number of Conversion Shares to which Lender is entitled, together with a replacement Note if any amount hereunder is not converted.

7.                                      DEFAULT.  If an Event of Default (as defined in the Credit Agreement) occurs, Lender may declare the entire unpaid principal balance under this Note and all accrued and unpaid interest immediately due and payable, with notice to Borrower.  Borrower agrees to pay all reasonable costs and expenses of collection, which shall include, subject to any limits under applicable law, reasonable attorneys’ fees and legal expenses incurred by Lender whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.

8.                                      GOVERNING LAW.  This Note shall be governed by and construed in accordance with the laws of the State of Kansas, without regard to its conflict of laws principles.  Borrower consents to jurisdiction for purposes of this Note in the State of Kansas, and agrees that Sedgwick County, Kansas, shall be proper venue for any action brought under this Note.  The undersigned party executing this Note on behalf of Borrower represents and warrants to Lender that the undersigned is duly authorized and has full legal authority to execute and deliver this Note on behalf of Borrower.

9.                                      WAIVER BY LENDER.  No delay on the part of Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege hereunder shall preclude other or further exercise thereof, or be deemed to establish a custom or course of dealing or performance between the parties hereto, or preclude the exercise of any other right, power, or privilege.

10.                               WAIVERS OF BORROWER.  Borrower (for Borrower and Borrower’s successors and assigns), and any endorsers and guarantors hereof, by virtue of such endorsement or guaranty, respectively, hereby, jointly and severally, waive presentment for payment, protest and demand, notice of protest, demand, intent to accelerate and of dishonor and nonpayment of this Note.

11.                               AMENDMENTS.  This Note may not be amended, modified, or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing

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and signed by the party against whom enforcement of any amendment, modification, change, or waiver is sought; provided, however, that all endorsers, guarantors, sureties, and accommodation parties hereof, and all other persons liable or to become liable on this Note, agree that, without notice to or consent from any of them, and without affecting their obligations hereunder (a) this Note may from time to time be extended or renewed or its terms (including the terms of payment of principal and interest) otherwise modified; (b) any of the provisions of this Note may be amended or any requirement thereof or default thereunder waived or any departure therefrom consented to or any other forbearance or indulgence exercised with respect thereto; and (c) any collateral now or hereafter securing this Note may be exchanged, substituted, realized upon, released, compromised, extended or otherwise dealt with or disposed of.

12.                               SUBORDINATION.  This Promissory Note and the indebtedness evidenced hereby are subject to that certain Subordination Agreement dated on or about the date hereof between JPMorgan Chase Bank, N.A., as administrative agent, and Lender.

Vintage Wine Estates, Inc.
a California corporation

By:	/s/ Patrick Roney
Its:	President

Grove Acquisition, LLC
a California limited liability company

By:	/s/ Patrick Roney
Its:	Manager

Girard Winery, LLC
a California limited liability company

By:	/s/ Patrick Roney
Its:	Manager

Mildara Blass, Inc.
a California limited liability company

By:	/s/ Patrick Roney
Its:	Manager

4

MasterClass Marketing, LLC
a California limited liability company

By:	/s/ Patrick Roney
Its:	Manager

Sales Pros, LLC
a California limited liability company

By:	/s/ Patrick Roney
Its:	Manager

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PROMISSORY NOTE

SCHEDULE OF ADVANCES

Lender	Date	Advance Amount	Total Outstanding
LRLT	1/2/2018	$9,000,000	$9,000,000

FIRST AMENDMENT
OF
PROMISSORY NOTE

THIS FIRST AMENDMENT OF PROMISSORY NOTE (the “Amendment’) is dated as of March 28, 2018, and is affixed to, and forms a part of, a Promissory Note dated January 2, 2018, in the original principal amount of Nine Million and No/100 Dollars ($9,000,000.00) (the “Note”), issued by Vintage Wine Estates, Inc., a California corporation, Grove Acquisition, LLC, a California limited liability company, Girard Winery, LLC, a California limited liability company, Mildara Blass, Inc., a California corporation, MasterClass Marketing, LLC, a California limited liability company, and Sales Pros, LLC, a California limited liability company (collectively, “Borrowers”), and payable to the order of the Leslie G. Rudd Living Trust U/A/D March 31, 1999 (“Lender”).  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Note.  Borrower is executing this Amendment with reference to the following:

WHEREAS, Borrowers issued the Note on January 2, 2018; and

WHEREAS, Borrowers and Lender now desire to amend certain provisions of the Note addressing the Lender’s conversion rights, effective immediately.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Borrowers and Lender hereby agree as follows:

1.                                      Section 6 of the Note, CONVERSION, is hereby deleted in its entirety and replaced with the following:

6.                                      CONVERSION. Lender has the right, at Lender’s option, at any time within the Conversion Period (as defined below), to convert this Note, in whole or in part, into fully paid shares of Series A or Series B (or both) common stock (or any other class of preferred or common stock subsequently created) of Vintage Wine Estates, Inc. or its successor, assignee or transferee (“Vintage”) (the “Conversion Shares”), which Vintage has agreed to create and issue promptly upon receipt of notice from Lender of its intent to convert this Note.  The number of Conversion Shares into which this Note may be converted shall be determined by dividing the principal amount and, at the Lender’s option, accrued interest by the Conversion Price (as defined below).  Lender further has the right, at Lender’s option, at any time within the Conversion Period, to convert this Note into any debt securities of Vintage, including but not limited to any subordinated debt extended by other shareholders of Vintage, on the same terms and conditions as those extended by the lender.

The “Conversion Period” shall mean any of the following:  (i) thirty (30) days prior to the Maturity Date, (ii) thirty days following Lender’s receipt of written notice from Borrower that Borrower intends to prepay all or a part of the amounts outstanding under this Note, or (iii) thirty days following any Event of Default (as defined in the Credit Agreement) or change in the control, ownership or management of Vintage Wine Estates, Inc. The “Conversion Price” shall mean, at Lender’s election, either the (i) price per share paid by TGAM Agribusiness Fund Holdings, LP pursuant to that certain Stock Purchase

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Agreement with Vintage, dated March 29, 2018 (i.e., $20.14); or (ii) the price per share of any new shares of stock of Vintage after the date of this Note.  If the price per share is deemed to be significantly below fair market value, an adjustment will be made to comply with Treasury Regulation 1.136101(1)(4)(iii).

To exercise the conversion option described above, Lender shall provide Vintage with written notice of its election and shall state therein the amount of the unpaid principal and accrued interest of this Note to be converted, the stock or debt securities into which such amounts shall be converted, and the name or names in which the certificate or certificates for Conversion Shares are to be issued.  Vintage shall, as soon as practicable thereafter, issue and deliver to Lender a certificate or certificates for the number of Conversion Shares to which Lender is entitled, or documents evidencing conversion into debt securities, together with a replacement Note if any amount hereunder is not converted.

2.                                      Except as specifically stated herein, or as may be deemed necessary in order to effectuate the intent of this Amendment, there are no other changes to the Note, or to the rights, interests and obligations set forth thereunder, and in all material respects the Note shall remain unchanged.

3.                                      Borrower shall execute and deliver all such other and further documents and perform all further acts that may be reasonably necessary to effectuate the terms and provisions of this Amendment.

IN WITNESS WHEREOF, and intending to be legally bound, Borrowers and Lender have executed this Amendment effective as of the date set forth above.

“BORROWERS”		“LENDER”
VINTAGE WINE ESTATES, INC.,		LESLIE G. RUDD LIVING TRUST
a California corporation		U/A/D MARCH 31, 1999

By:	/s/ Pat Roney	/s/ Darrell Swank
Its:	President	Leslie Rudd, Trustee
by Darrell Swank, as Attorney-in-Fact pursuant to POA dated 1/19/2017
GROVE ACQUISITION, LLC, a
California limited liability company

By:	/s/ Pat Roney
Its:	President

GIRARD WINERY, LLC,
a California limited liability company

By:	/s/ Pat Roney
Its:	President

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MILDARA BLASS, INC.,
a California corporation

By:	/s/ Pat Roney
Its:	President

MASTERCLASS MARKETING, LLC,
a California limited liability company

By:	/s/ Pat Roney
Its:	President

SALES PROS, LLC,
A California limited liability company

By:	/s/ Pat Roney
Its:	President

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SECOND AMENDMENT

OF

PROMISSORY NOTE

THIS SECOND AMENDMENT OF PROMISSORY NOTE (the “Amendment”) is dated as of January 2, 2019, and is affixed to, and forms a part of, a Promissory Note dated January 2, 2018, in the original principal amount of Nine Million and No/100 Dollars ($9,000,000.00), as amended (the “Note”), issued by Vintage Wine Estates, Inc., a California corporation, Grove Acquisition, LLC, a California limited liability company, Girard Winery, LLC, a California limited liability company, Mildara Blass, Inc., a California corporation, MasterClass Marketing, LLC, a California limited liability company, and Sales Pros, LLC, a California limited liability company (collectively, “Borrowers”), and payable to the order of the Leslie G. Rudd Living Trust U/A/D March 31, 1999 (“Lender”).  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Note.  Borrower is executing this Amendment with reference to the following:

WHEREAS, Borrowers issued the Note on January 2, 2018; and

WHEREAS, Borrowers and Lender amended the Note by that certain First Amendment of Promissory Note, effective March 28, 2018;

WHEREAS, Borrowers and Lender now desire to further amend the Note to extend the Maturity Date, effective immediately.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Borrowers and Lender hereby agree as follows:

1.                                      The first sentence of Section 3 of the Note, PAYMENT, is hereby deleted in its entirety and replaced with the following:

“The outstanding principal and interest shall be paid by Borrower as follows in full no later than June 30, 2019 (the “Maturity Date”), unless Lender agrees to extend the Maturity Date to a later date in writing in its sole and absolute discretion.”

2.                                      Except as specifically stated herein, or as may be deemed necessary in order to effectuate the intent of this Amendment, there are no other changes to the Note, or to the rights, interests and obligations set forth thereunder, and in all material respects the Note shall remain unchanged.

3.                                      Borrower shall execute and deliver all such other and further documents and perform all further acts that may be reasonably necessary to effectuate the terms and provisions of this Amendment.

[Signature page immediately following]

IN WITNESS WHEREOF, and intending to be legally bound, Borrowers and Lender have executed this Amendment effective as of the date set forth above.

“BORROWERS”		“LENDER”
VINTAGE WINE ESTATES, INC.,		LESLIE G. RUDD LIVING TRUST
a California corporation		U/A/D MARCH 31, 1999

By:	/s/ Patrick Roney	By:	/s/ Darrell D. Swank
Its:	CEO		Darrell D. Swank, Trustee

GROVE ACQUISITION, LLC,
a California limited liability company		By:	/s/ Steven Kay
Steven Kay, Trustee
By:	/s/ Patrick Roney
Its:	Manager

GIRARD WINERY, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Its:	Manager

MILDARA BLASS, INC.,
a California corporation

By:	/s/ Patrick Roney
Its:	President

MASTERCLASS MARKETING, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Its:	Manager

SALES PROS, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Its:	Manager

THIRD AMENDMENT

OF

PROMISSORY NOTE

THIS THIRD AMENDMENT OF PROMISSORY NOTE (the “Amendment”) is dated as of March 8, 2019, and is affixed to, and forms a part of, a Promissory Note dated January 2, 2018, in the original principal amount of Nine Million and No/100 Dollars ($9,000,000.00), as amended (the “Note”), issued by Vintage Wine Estates, Inc., a California corporation, Grove Acquisition, LLC, a California limited liability company, Girard Winery, LLC, a California limited liability company, Mildara Blass, Inc., a California corporation, MasterClass Marketing, LLC, a California limited liability company, and Sales Pros, LLC, a California limited liability company (collectively, “Borrowers”), and payable to the order of the Leslie G. Rudd Living Trust U/A/D March 31, 1999 (“Lender”).  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Note.  Borrower is executing this Amendment with reference to the following:

WHEREAS, Borrowers issued the Note on January 2, 2018; and

WHEREAS, Borrowers and Lender amended the Note by that certain First Amendment of Promissory Note, effective March 28, 2018;

WHEREAS, Borrowers and Lender further amended the Note by that certain Second Amendment of Promissory Note, effective January 2, 2019;

WHEREAS, Borrowers and Lender now desire to further amend the Note to extend the Maturity Date, effective immediately.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Borrowers and Lender hereby agree as follows:

1.                                      The first sentence of Section 3 of the Note, PAYMENT, is hereby deleted in its entirety and replaced with the following:

“The outstanding principal and interest shall be paid by Borrower as follows in full no later than January 15, 2020 (the “Maturity Date”), unless Lender agrees to extend the Maturity Date to a later date in writing in its sole and absolute discretion.”

2.                                      Except as specifically stated herein, or as may be deemed necessary in order to effectuate the intent of this Amendment, there are no other changes to the Note, or to the rights, interests and obligations set forth thereunder, and in all material respects the Note shall remain unchanged.

3.                                      Borrower shall execute and deliver all such other and further documents and perform all further acts that may be reasonably necessary to effectuate the terms and provisions of this Amendment.

[Signature page immediately following]

IN WITNESS WHEREOF, and intending to be legally bound, Borrowers and Lender have executed this Amendment effective as of the date set forth above.

“BORROWERS”		“LENDER”
VINTAGE WINE ESTATES, INC.,		LESLIE G. RUDD LIVING TRUST
a California corporation		U/A/D MARCH 31, 1999

By:	/s/ Patrick Roney	By:	/s/ Darrell D. Swank
Its:	President		Darrell D. Swank, Trustee

GROVE ACQUISITION, LLC,
a California limited liability company		By:	/s/ Steven Kay
Steven Kay, Trustee
By:	/s/ Patrick Roney
Its:	Manager

GIRARD WINERY, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Its:	Manager

MILDARA BLASS, INC.,
a California corporation

By:	/s/ Patrick Roney
Its:	President

MASTERCLASS MARKETING, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Its:	Manager

SALES PROS, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Its:	Manager

FOURTH AMENDMENT

OF

PROMISSORY NOTE

THIS FOURTH AMENDMENT OF PROMISSORY NOTE (the “Amendment”) is dated as of January 15, 2020, and is affixed to, and forms a part of, a Promissory Note dated January 2, 2018, in the original principal amount of Nine Million and No/100 Dollars ($9,000,000.00), as amended (the “Note”), issued by Vintage Wine Estates, Inc., a California corporation, Grove Acquisition, LLC, a California limited liability company, Girard Winery, LLC, a California limited liability company, Mildara Blass, Inc., a California corporation, MasterClass Marketing, LLC, a California limited liability company, and Sales Pros, LLC, a California limited liability company (collectively, “Borrowers”), and payable to the order of the Marital Trust D under the Leslie G. Rudd Living Trust U/A/D March 31, 1999, as amended (“Lender”), as successor to the Leslie G. Rudd Living Trust U/A/D March 31, 1999, as amended (“Original Lender”).  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Note.  Borrower is executing this Amendment with reference to the following:

WHEREAS, Borrowers issued the Note on January 2, 2018; and

WHEREAS, Borrowers and Original Lender amended the Note by that certain First Amendment of Promissory Note, effective March 28, 2018;

WHEREAS, Borrowers and Original Lender further amended the Note by that certain Second Amendment of Promissory Note, effective January 2, 2019;

WHEREAS, Borrowers and Original Lender further amended the Note by that certain Third Amendment of Promissory Note, effective March 8, 2019;

WHEREAS, effective as of December 31, 2019, Original Lender transferred, assigned and conveyed to Lender all of Original Lender’s rights, obligations and liabilities in, to and with respect to the Note and the related Credit Agreement, dated January 2, 2018; and

WHEREAS, Borrowers and Lender now desire to further amend the Note to extend the Maturity Date, effective immediately.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Borrowers and Lender hereby agree as follows:

1.                                      The first sentence of Section 3 of the Note, PAYMENT, is hereby deleted in its entirety and replaced with the following:

“The outstanding principal and interest shall be paid by Borrower as follows in full no later than February 7, 2020 (the “Maturity Date”), unless Lender agrees to extend the Maturity Date to a later date in writing in its sole and absolute discretion.”

2.                                      Except as specifically stated herein, or as may be deemed necessary in order to effectuate the intent of this Amendment, there are no other changes to the Note, or to the rights, interests and obligations set forth thereunder, and in all material respects the Note shall remain unchanged.

3.                                      Borrower shall execute and deliver all such other and further documents and perform all further acts that may be reasonably necessary to effectuate the terms and provisions of this Amendment.

IN WITNESS WHEREOF, and intending to be legally bound, Borrowers and Lender have executed this Amendment effective as of the date set forth above.

“BORROWERS”		“LENDER”
VINTAGE WINE ESTATES, INC.,		MARITAL TRUST D UNDER THE
a California corporation		LESLIE G. RUDD LIVING TRUST
U/A/D MARCH 31, 1999, AS AMENDED

By:	/s/ Patrick Roney	By:	/s/ Darrell D. Swank
Its:	President		Darrell D. Swank, Trustee

GROVE ACQUISITION, LLC,
a California limited liability company		By:	/s/ Steven Kay
Steven Kay, Trustee

By:	/s/ Patrick Roney
Its:	Manager

GIRARD WINERY, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Its:	Manager

MILDARA BLASS, INC.,
a California corporation

By:	/s/ Patrick Roney
Its:	President

MASTERCLASS MARKETING, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Its:	Manager

SALES PROS, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Its:	Manager

FIFTH AMENDMENT

OF

PROMISSORY NOTE

THIS FIFTH AMENDMENT OF PROMISSORY NOTE (the “Amendment”) is dated as of February 7, 2020, and is affixed to, and forms a part of, a Promissory Note dated January 2, 2018, in the original principal amount of Nine Million and No/100 Dollars ($9,000,000.00), as amended (the “Note”), issued by Vintage Wine Estates, Inc., a California corporation, Grove Acquisition, LLC, a California limited liability company, Girard Winery, LLC, a California limited liability company, Mildara Blass, Inc., a California corporation, MasterClass Marketing, LLC, a California limited liability company, and Sales Pros, LLC, a California limited liability company (collectively, “Borrowers”), and payable to the order of the Marital Trust D under the Leslie G. Rudd Living Trust U/A/D March 31, 1999, as amended (“Lender”), as successor to the Leslie G. Rudd Living Trust U/A/D March 31, 1999, as amended (“Original Lender”).  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Note.  Borrower is executing this Amendment with reference to the following:

WHEREAS, Borrowers issued the Note on January 2, 2018; and

WHEREAS, Borrowers and Original Lender amended the Note by that certain First Amendment of Promissory Note, effective March 28, 2018;

WHEREAS, Borrowers and Original Lender further amended the Note by that certain Second Amendment of Promissory Note, effective January 2, 2019;

WHEREAS, Borrowers and Original Lender further amended the Note by that certain Third Amendment of Promissory Note, effective March 8, 2019;

WHEREAS, effective as of December 31, 2019, Original Lender transferred, assigned and conveyed to Lender all of Original Lender’s rights, obligations and liabilities in, to and with respect to the Note and the related Credit Agreement, dated January 2, 2018; and

WHEREAS, Borrower and Lender further amended the Note by that certain Fourth Amendment of Promissory Note, effective January 15, 2020;

WHEREAS, Borrowers and Lender now desire to further amend the Note to extend the Maturity Date, effective immediately.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Borrowers and Lender hereby agree as follows:

1.                                      The first sentence of Section 3 of the Note, PAYMENT, is hereby deleted in its entirety and replaced with the following:

“The outstanding principal and interest shall be paid by Borrower as follows in full no later than August 31, 2020 (the “Maturity Date”), unless Lender agrees to extend the Maturity Date to a later date in writing in its sole and absolute discretion.”

2.                                      Except as specifically stated herein, or as may be deemed necessary in order to effectuate the intent of this Amendment, there are no other changes to the Note, or to the rights, interests and obligations set forth thereunder, and in all material respects the Note shall remain unchanged.

3.                                      Borrower shall execute and deliver all such other and further documents and perform all further acts that may be reasonably necessary to effectuate the terms and provisions of this Amendment.

[Signature page immediately following]

IN WITNESS WHEREOF, and intending to be legally bound, Borrowers and Lender have executed this Amendment effective as of the date set forth above.

“BORROWERS”		“LENDER”
VINTAGE WINE ESTATES, INC.,		MARITAL TRUST D UNDER THE
a California corporation		LESLIE G. RUDD LIVING TRUST
U/A/D MARCH 31, 1999, AS AMENDED

By:	/s/ Patrick Roney	By:	/s/ Darrell D. Swank
Its:	Pat Roney, CEO		Darrell D. Swank, Trustee

GROVE ACQUISITION, LLC,
a California limited liability company		By:	/s/ Steven Kay
Steven Kay, Trustee

By:	/s/ Patrick Roney	By:	/s/ Angie Gregory
Its:	Pat Roney, Manager		Angie Gregory, Trustee

GIRARD WINERY, LLC,		By:	/s/ Jason Snider
a California limited liability company			Jason Snider, Trustee

By:	/s/ Patrick Roney
Its:	Pat Roney, Manager

MILDARA BLASS, INC.,
a California corporation

By:	/s/ Patrick Roney
Its:	Pat Roney, President

MASTERCLASS MARKETING, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Its:	Pat Roney, Manager

SALES PROS, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Its:	Pat Roney, Manager

SIXTH AMENDMENT

OF

PROMISSORY NOTE

THIS SIXTH AMENDMENT OF PROMISSORY NOTE (the “Amendment”) is dated as of September 1, 2020, and is affixed to, and forms a part of, a Promissory Note dated January 2, 2018, in the original principal amount of Nine Million and No/100 Dollars ($9,000,000.00), as amended (the “Note”), issued by Vintage Wine Estates, Inc., a California corporation, Grove Acquisition, LLC, a California limited liability company, Girard Winery, LLC, a California limited liability company, Mildara Blass, Inc., a California corporation, MasterClass Marketing, LLC, a California limited liability company, and Sales Pros, LLC, a California limited liability company (collectively, “Borrowers”), and payable to the order of the Marital Trust D under the Leslie G. Rudd Living Trust U/A/D March 31, 1999, as amended (“Lender”), as successor to the Leslie G. Rudd Living Trust U/A/D March 31, 1999, as amended (“Original Lender”).  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Note.  Borrower is executing this Amendment with reference to the following:

WHEREAS, Borrowers issued the Note on January 2, 2018; and

WHEREAS, Borrowers and Original Lender amended the Note by that certain First Amendment of Promissory Note, effective March 28, 2018;

WHEREAS, Borrowers and Original Lender further amended the Note by that certain Second Amendment of Promissory Note, effective January 2, 2019;

WHEREAS, Borrowers and Original Lender further amended the Note by that certain Third Amendment of Promissory Note, effective March 8, 2019;

WHEREAS, effective as of December 31, 2019, Original Lender transferred, assigned and conveyed to Lender all of Original Lender’s rights, obligations and liabilities in, to and with respect to the Note and the related Credit Agreement, dated January 2, 2018;

WHEREAS, Borrower and Lender further amended the Note by that certain Fourth Amendment of Promissory Note, effective January 15, 2020;

WHEREAS, Borrower and Lender further amended the Note by that certain Fifth Amendment of Promissory Note, effective February 7, 2020; and

WHEREAS, Borrowers and Lender now desire to further amend the Note to extend the Maturity Date, effective immediately.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Borrowers and Lender hereby agree as follows:

1.                                      The first sentence of Section 3 of the Note, PAYMENT, is hereby deleted in its entirety and replaced with the following:

“The outstanding principal and interest shall be paid by Borrower as follows in full no later than January 31, 2021 (the “Maturity Date”), unless Lender agrees to extend the Maturity Date to a later date in writing in its sole and absolute discretion.”

2.                                      Except as specifically stated herein, or as may be deemed necessary in order to effectuate the intent of this Amendment, there are no other changes to the Note, or to the rights, interests and obligations set forth thereunder, and in all material respects the Note shall remain unchanged.

3.                                      Borrower shall execute and deliver all such other and further documents and perform all further acts that may be reasonably necessary to effectuate the terms and provisions of this Amendment.

[Signature page immediately following]

IN WITNESS WHEREOF, and intending to be legally bound, Borrowers and Lender have executed this Amendment effective as of the date set forth above.

“BORROWERS”		“LENDER”
VINTAGE WINE ESTATES, INC.,		MARITAL TRUST D UNDER THE
a California corporation		LESLIE G. RUDD LIVING TRUST
U/A/D MARCH 31, 1999, AS AMENDED

By:	/s/ Patrick Roney	By:	/s Darrell D. Swank
Its:	Pat Roney, CEO		Darrell D. Swank, Trustee

GROVE ACQUISITION, LLC,
a California limited liability company		By:	/s/ Steven Kay
Steven Kay, Trustee
By:	/s/ Patrick Roney
Its:	Pat Roney, Manager

GIRARD WINERY, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Its:	Pat Roney, Manager

MILDARA BLASS, INC.,
a California corporation

By:	/s/ Patrick Roney
Its:	Pat Roney, President

MASTERCLASS MARKETING, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Its:	Pat Roney, Manager

SALES PROS, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Its:	Pat Roney, Manager

SEVENTH AMENDMENT

OF

PROMISSORY NOTE

THIS SEVENTH AMENDMENT OF PROMISSORY NOTE (the “Amendment”) is dated as of January 31, 2021, and is affixed to, and forms a part of, a Promissory Note dated January 2, 2018, in the original principal amount of Nine Million and No/100 Dollars ($9,000,000.00), as amended (the “Note”), issued by Vintage Wine Estates, Inc., a California corporation, Grove Acquisition, LLC, a California limited liability company, Girard Winery, LLC, a California limited liability company, Mildara Blass, Inc., a California corporation, MasterClass Marketing, LLC, a California limited liability company, and Sales Pros, LLC, a California limited liability company (collectively, “Borrowers”), and payable to the order of the Marital Trust D under the Leslie G. Rudd Living Trust U/A/D March 31, 1999, as amended (“Lender”), as successor to the Leslie G. Rudd Living Trust U/A/D March 31, 1999, as amended (“Original Lender”).  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Note.  Borrower is executing this Amendment with reference to the following:

WHEREAS, Borrowers issued the Note on January 2, 2018; and

WHEREAS, Borrowers and Original Lender amended the Note by that certain First Amendment of Promissory Note, effective March 28, 2018;

WHEREAS, Borrowers and Original Lender further amended the Note by that certain Second Amendment of Promissory Note, effective January 2, 2019;

WHEREAS, Borrowers and Original Lender further amended the Note by that certain Third Amendment of Promissory Note, effective March 8, 2019;

WHEREAS, effective as of December 31, 2019, Original Lender transferred, assigned and conveyed to Lender all of Original Lender’s rights, obligations and liabilities in, to and with respect to the Note and the related Credit Agreement, dated January 2, 2018;

WHEREAS, Borrowers and Lender further amended the Note by that certain Fourth Amendment of Promissory Note, effective January 15, 2020;

WHEREAS, Borrowers and Lender further amended the Note by that certain Fifth Amendment of Promissory Note, effective February 7, 2020;

WHEREAS, Borrowers and Lender further amended the Note by that certain Sixth Amendment of Promissory Note, effective September 1, 2020; and

WHEREAS, Borrowers and Lender now desire to further amend the Note to extend the Maturity Date, effective immediately.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Borrowers and Lender hereby agree as follows:

1.                                      The first sentence of Section 3 of the Note, PAYMENT, is hereby deleted in its entirety and replaced with the following:

“The outstanding principal and interest shall be paid by Borrower as follows in full no later than May 31, 2021 (the “Maturity Date”), unless Lender agrees to extend the Maturity Date to a later date in writing in its sole and absolute discretion.”

2.                                      Except as specifically stated herein, or as may be deemed necessary in order to effectuate the intent of this Amendment, there are no other changes to the Note, or to the rights, interests and obligations set forth thereunder, and in all material respects the Note shall remain unchanged.

3.                                      Borrowers shall execute and deliver all such other and further documents and perform all further acts that may be reasonably necessary to effectuate the terms and provisions of this Amendment.

[Signature page immediately following]

IN WITNESS WHEREOF, and intending to be legally bound, Borrowers and Lender have executed this Amendment effective as of the date set forth above.

“BORROWERS”		“LENDER”
VINTAGE WINE ESTATES, INC.,		MARITAL TRUST D UNDER THE
a California corporation		LESLIE G. RUDD LIVING TRUST
U/A/D MARCH 31, 1999, AS AMENDED

By:	/s/ Patrick Roney	By:	/s/ Darrell D. Swank
Its:	Pat Roney, CEO		Darrell D. Swank, Trustee

GROVE ACQUISITION, LLC,
a California limited liability company		By:	/s/ Steven Kay
Steven Kay, Trustee

By:	/s/ Patrick Roney
Its:	Pat Roney, Manager

GIRARD WINERY, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Its:	Pat Roney, Manager

MILDARA BLASS, INC.,
a California corporation

By:	/s/ Patrick Roney
Its:	Pat Roney, President

MASTERCLASS MARKETING, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Its:	Pat Roney, Manager

SALES PROS, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Its:	Pat Roney, Manager